Exhibit 99.3
Subject line: WebMD Health Services + Limeade

Hi,

I am excited to share with you that WebMD Health Services has announced its intent to acquire Limeade. WebMD and Limeade share similar core values rooted in empowering individuals to make educated health and well-being decisions. Both teams bring highly motivated, purpose-driven individuals who are committed to positively impact the lives of those we support. Together the combined organization will re-energize the market delivering the most comprehensive, holistic well-being solution and services that help organizations build a culture of well-being that inspires a happier, healthier, and more engaged population.

The transaction is expected to close within the next quarter, subject to the completion of all necessary regulatory approvals, satisfaction of all closing conditions under the definitive agreement, and shareholder approval. For additional information on this exciting announcement, please read the press release that we issued today.

Together, WebMD and Limeade have over 40 years of combined experience driving positive health behavior changes for employees and members. With more than 700 employees in the United States, Canada, Europe, Vietnam, and Australia, and an average tenure of over seven years, the combined entity is poised to deliver innovative, integrated solutions that combine our competencies, scale, and overall stability to deliver even greater value to all our customers.

Bringing our two purpose-driven organizations together is a strategic fit that will enable us to leverage our cultural synergies to deliver even bigger and better value to our clients and the market.

John Harrison, General Manager of WebMD Health Services, along with the WebMD Health Services Executive Leadership team and the Limeade Executive Leadership team, will lead the integration of Limeade into WebMD. We anticipate organization planning beginning this week and continuing over the next several months.

Together, we are confident that the combination of culture and well-being in the market, will allow us to maximize health and well-being for all people and deliver better service, support, and capabilities for our clients.

In good health,

Henry Albrecht, CEO, Limeade
John Harrison, General Manager, WebMD Health Services

Exhibit 99.3
Additional Information and Where to Find It:

This communication relates to the proposed merger (the “Merger”) of the Company with a wholly-owned subsidiary of WebMD Health Corp. (“WebMD”). In connection with the proposed Merger, the Company will file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission (the “SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. Investors and shareholders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.smtc.com. In addition, the documents (when available) may be obtained free of charge by directing a request by mail to Limeade, Inc., Attention: Secretary, 10885 NE 4th Street, Suite #400, Bellevue, WA 98004, or by telephone at 1-425-908-0216.

Participants in the Solicitation

The Company, WebMD and certain of their respective directors, executive officers, certain other members of management and employees of the Company and WebMD and agents retained by the Company may be deemed to be participants in the solicitation of proxies from shareholders of the Company in favor of the proposed Merger. Information about directors and executive officers of the Company and their beneficial ownership of the Company’s common stock is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2023 annual meeting of shareholders, as filed with the SEC on May 1, 2023. Certain directors, executive officers, other members of management and employees of the Company may have direct or indirect interests in the proposed Merger due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the proposed Merger the Company will file with the SEC and furnish to the Company’s shareholders.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including statements regarding the proposed Merger and the ability to consummate the proposed Merger. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the Company may be unable to obtain shareholder approval as required for the proposed Merger; (2) the conditions to the closing of the proposed Merger may not be satisfied; (3) the proposed Merger may involve unexpected costs, liabilities or delays, including the payment of a termination fee by

Exhibit 99.3
the Company to the buyer; (4) the business of the Company may suffer as a result of uncertainty surrounding the proposed Merger; (5) the effect of the announcement or pendency of the proposed Merger on the Company’s business relationships, including with customers and suppliers; (6) the outcome of any legal proceedings related to the proposed Merger; (7) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors, including, but not limited to, future response to, and effects of, the COVID-19 pandemic, including the Company’s continued operations, customer demand, supply chain availability and implementation of protective measures and public policy response to the COVID-19 pandemic, including legislation or restrictions; (8) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (9) the attention of the Company’s management and employees may be diverted from ongoing business concerns as a result of the proposed Merger; (10) limitations placed on the Company’s ability to operate its business under the proposed Merger Agreement; (11) risks that the proposed Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed Merger; (12) the fact that under the terms of the Merger Agreement, the Company is restricted from soliciting other acquisition proposals after the date of the Merger Agreement; and (13) other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be completed within the expected time period or at all, which may adversely affect the Company’s business and the price of the Company’s common stock.

The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with the information contained in the Company’s SEC filings, including, but not limited to, the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 28, 2023. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

Except as required by applicable law, the Company does not intend, and assumes no obligation, to update any forward-looking statements. The Company’s shareholders are advised, however, to consult any future disclosures the Company makes on related subjects as may be detailed in the Company’s other filings made from time to time with the SEC.